UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2014

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))[Missing Graphic Reference]

Item 1.01.  Entry into a Material Definitive Agreement.

On June 29, 2014, Consolidated Communications Holdings, Inc. (the “Company”), Sky Merger Sub Inc., a newly formed Minnesota corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Enventis Corporation, a Minnesota corporation (“Enventis”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provides for, among other things, a business combination whereby Merger Sub will merge with and into Enventis, with Enventis as the surviving entity (the “Merger).  As a result of the Merger, the separate corporate existence of Merger Sub will cease, and Enventis will continue as the surviving corporation and a wholly-owned subsidiary of the Company.

At the effective time of the Merger, each share of common stock, no par value, of Enventis issued and outstanding immediately prior to the effective time of the Merger will be converted into and become the right to receive 0.7402 shares of common stock, par value $0.01 per share, of the Company and cash in lieu of fractional shares, as set forth in the Merger Agreement.

The Merger is subject to various customary closing conditions, including, but not limited to, (i)
approval by the Company’s stockholders and Enventis’ shareholders, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) federal and state regulatory approvals, (iv) the absence of any order, injunction, statute, rule, regulation or decree prohibiting, precluding, restraining, enjoining or making illegal the consummation of the Merger, (v) the accuracy of the representations and warranties of each party, (vi) performance, in all material respects, of all obligations and compliance with, in all material respects, agreements and covenants to be performed or complied with by each party, (vii) declaration of effectiveness of the Registration Statement on Form S-4 to be filed by Consolidated, and (viii) the approval of the listing of additional shares of Consolidated common stock to be issued to Enventis’ shareholders.

The Company and Enventis have made customary representations, warranties and covenants in the Merger Agreement, including Enventis agreeing not to solicit alternative transactions or, subject to certain exceptions, to enter into discussions concerning, or provide confidential information in connection with, an alternative transaction.  The Merger Agreement contains certain termination rights for both the Company and Enventis, and further provides that, upon termination of the Merger Agreement under certain circumstances, Enventis may be obligated to pay the Company a termination fee of $8,448,750.

At least 10 days prior to the effective time of the Merger, Enventis will provide notice to each holder of an option to purchase shares of Enventis common stock under any Enventis stock plan (each a “Company Option”), that all outstanding Company Options, whether or not exercisable, will be cancelled as of the effective time in exchange for payment of cash equal to the amount (if any) for each share of Enventis stock covered by the Company Option, by which the merger consideration (calculated using a five-day average of the Company’s common stock closing price prior to the effective time of the Merger) exceeds the exercise price per share covered by such Company Option.  As of the date of the notice, each Company Option shall become exercisable in full prior to the date of cancellation as to any part or all of such Company Option.  Any restrictions applicable to restricted stock issued under an Enventis stock plan shall be immediately lapsed as of the effective time and shall be exchanged for the merger consideration described above (including restricted stock held by a rabbi trustee or custodian).

On or before the effective time, any awards granted under Enventis’s Long-Term Executive Incentive Program (“LTIP”) shall be amended by the Enventis compensation committee to provide that for each outstanding award as of the Effective Time, the participant shall, as of the end of each year of the program period for such award, be deemed to meet the target objective for the performance period ending in such year and will be 100% vested in the award for that applicable program period if the participant is employed on the last day of the program period.  Subject to any change of control agreement, vested awards will be paid no later than March 15 of the year following the close of the performance period.  All payments of awards will be made in shares of the Company’s common stock.

In connection with the execution of the Merger Agreement, Consolidated Communications, Inc., a wholly-owned subsidiary of the Company (“CCI”), entered into a Commitment Letter, dated June 29, 2014 (the “Commitment Letter”), from Morgan Stanley Senior Funding, Inc., WF Investment Holdings, LLC, Wells Fargo Securities, LLC, RBS Securities Inc. and The Royal Bank of Scotland plc.  The Commitment Letter provides for a senior unsecured bridge facility in an aggregate principal amount that will yield up to $140,000,000 in gross proceeds to CCI (the “Bridge Facility”).  The Bridge Facility can be used to finance, in part, and pay the fees and expenses in connection with, the transactions contemplated by the Merger Agreement and to repay existing indebtedness of Enventis.  The Bridge Facility will be guaranteed by certain subsidiaries of CCI.  Pursuant to the terms of the Commitment Letter, the definitive agreement to be entered into with respect to the Bridge Facility will contain (a) representations and warranties applicable to CCI and its subsidiaries substantially similar to the representations and warranties in the Second Amended and Restated Credit Agreement, dated as of December 23, 2013, among the Company, CCI, the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent and other agents party thereto, and (b) covenants that are substantially similar to those contained in the Indenture among CCI (as successor in interest by way of merger to Consolidated Communications Finance Co.), the Company, the other guarantors party thereto from time to time and Wells Fargo Bank, National Association, as trustee, dated as of May 30, 2012, as supplemented by the First Supplemental Indenture, dated as of July 1, 2012, by the Second Supplemental Indenture, dated as of August 3, 2012 and the Third Supplemental Indenture, dated as of April 1, 2014.  The closing of the Bridge Facility will be subject to the satisfaction of certain conditions, including no material adverse effect having occurred with respect to the Company or Enventis and their respective subsidiaries, in each case in the aggregate, the negotiation, execution and delivery of definitive loan documentation for the Bridge Facility and other customary closing conditions more fully set forth in the Commitment Letter.

If loans under the Bridge Facility (the “Bridge Loans”) made at closing have not been repaid in full on or prior to the first anniversary of the closing (the “Rollover Date”) then, subject to acceleration on certain defaults, the maturity of the Bridge Facility shall be automatically extended to June 1, 2020.  On and after the Rollover Date, each lender under the Bridge Facility will have the right to convert the Bridge Loans it holds for notes issued under an indenture which complies with the Trust Indenture Act of 1939, as amended (“Exchange Notes”).  The Exchange Notes will have the same guarantors as the loans under the Bridge Facility.  The Exchange Notes will be subject to certain registration rights.  The Bridge Loans and the Exchange Notes will be subject to optional redemption after June 1, 2016.

Before or shortly after the completion of the Merger, the Company expects to conduct a note offering.  The Company must use commercially reasonable efforts to issue notes, provided that the interest rate does not exceed the interest rate payable on Bridge Loans or the Exchange Notes, and provided that in no event will the covenants with respect to the notes (taken as a whole) be more restrictive than the covenants in the Company’s Credit Agreement.  The Company expects that the notes will result in lower interest expenses than the Bridge Loans.  The first $140 million of notes sold would provide financing in lieu of the Bridge Facility.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2014, the Board of Directors of the Company (the “Board”) approved an amendment to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), which amendment took effect upon adoption by the Board.  Specifically, a new Section 9.2 of Article IX was added to the Bylaws to provide that, unless the Company consents in writing to the selection of an alternative forum, the state and federal courts located within the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.  The new provision further provides that any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provision.

A copy of the Bylaws marked to show the changes resulting from the amendment reported in this Current Report on Form 8-K, is attached hereto as Exhibit 3.1.  A complete copy of the Bylaws is attached hereto as Exhibit 3.2.

Item 7.01.  Regulation FD Disclosure.

On June 30, 2014, the Company and Enventis announced that they had entered into the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, on June 30, 2014, the Company is making a presentation to investors and analysts, a copy of the written materials for which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Safe Harbor

The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions.  Certain statements in this report are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995.  These forward-looking statements reflect, among other things, the Company’s current expectations, plans, strategies, and anticipated financial results.  There are a number of risks, uncertainties, and conditions that may cause the Company’s actual results to differ materially from those expressed or implied by these forward-looking statements.  These risks and uncertainties include the Company’s ability to complete the acquisition of Enventis and successfully integrate Enventis’ operations and realize the synergies from the acquisition, as well as a number of factors related to the Company’s business and that of Enventis, including economic and financial market conditions generally and economic conditions in the Company’s and Enventis’ service areas; various risks to stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the current dividend policy; various risks to the price and volatility of the Company’s common stock; changes in the valuation of pension plan assets; the substantial amount of debt and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with the Company’s possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of the Company’s and Enventis’ network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations.  A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in the Company’s and Enventis’ filings with the Securities and Exchange Commission, including their reports on Form 10-K and Form 10-Q.  Many of these circumstances are beyond the Company’s ability to control or predict.  Moreover, forward-looking statements necessarily involve assumptions on the Company’s part.  These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements.  All forward-looking statements attributable to us or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this report.  Furthermore, forward-looking statements speak only as of the date they are made.  Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we disclaim any intention or obligation to update or revise publicly any forward-looking statements.  You should not place undue reliance on forward-looking statements.

Prospectus/Proxy Statement

This material is not a substitute for the prospectus/proxy statement the Company and Enventis will file with the Securities and Exchange Commission.  Investors in the Company or Enventis are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available.  The prospectus/proxy statement and other documents which will be filed by the Company and Enventis with the Securities and Exchange Commission will be available free of charge at the Securities and Exchange Commission’s website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to Enventis Corporation, P.O. Box 3248, Mankato, MN 56002, Attention: Investor Relations.  A final proxy statement or prospectus/proxy statement will be mailed to the Company’s stockholders and Enventis’ shareholders.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

The Company and Enventis, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions.  Information about the directors and executive officers of the Company is set forth in the proxy statement for its 2014 annual meeting of stockholders.  Information about the directors and executive officers of Enventis is set forth in its proxy statement for its 2014 annual meeting of shareholders.  Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

No.	Description
3.1
Amended and Restated Bylaws of Consolidated Communications Holdings, Inc., as amended as of June 29, 2014, marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K

3.2	Amended and Restated Bylaws of Consolidated Communications Holdings, Inc., as amended as of June 29, 2014
99.1	Press release dated June 30, 2014
99.2	Investor/Analyst Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2014
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
Name: Steven L. Childers Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description
3.1
Amended and Restated Bylaws of Consolidated Communications Holdings, Inc., as amended as of June 29, 2014, marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K

3.2	Amended and Restated Bylaws of Consolidated Communications Holdings, Inc., as amended as of June 29, 2014
99.1	Press release dated June 30, 2014
99.2	Investor/Analyst Presentation Materials